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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: FEBRUARY 27, 2006)






                   NORTH AMERICAN GALVANIZING & COATINGS, INC.
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               (Exact name of registrant as specified in charter)



          DELAWARE                     1-3920                    71-0268502
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of  incorporation)                                      Identification No.)



            5314 S YALE AVENUE, SUITE 1000, TULSA, OKLAHOMA     74135
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               (Address of principal executive offices) (Zip Code)



      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE): (918) 494-0964



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02(B) - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 27, 2006, Frank H. Menaker, Jr. notified North American Galvanizing & Coatings, Inc. that he is starting as a partner in the DLA Piper law firm and therefore will not be standing for election as a director at the next annual meeting. The next annual meeting of shareholders has been scheduled to be held in New York City on May 19, 2006.


























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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: March 2, 2006               North American Galvanizing & Coatings, Inc.



                                  By: /s/ Beth B. Hood
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                                      Beth B. Hood
                                      Vice President and Chief Financial Officer